Other operating income and expenses (Details) - EUR (€) € in Millions		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Analysis of income and expense [abstract]
Other operating income	[1]	€ 1,583	€ 846	€ 1,137
Non- financial services		738	654	752
Other operating income		845	192	385
Other operating expense		(2,429)	(2,595)	(3,066)
Non-financial services		(650)	(498)	(674)
Other operating expense		(1,779)	(2,097)	(2,392)
Of which, credit institutions deposit guarantee fund and single resolution fund		(478)	(481)	(1,083)
Total other operating income and expenses		€ (846)	€ (1,749)	€ (1,929)

[1]	Includes EUR -486 million at 31 December 2025 (EUR -1,225 and EUR -1,016 at 31 December 2024 and 2023, respectively) derived from the net loss generated in Argentina as a result of the application of IAS 29 Financial reporting in hyperinflationary economies.